Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of John Hancock Capital Series, John Hancock Investment Trust and John Hancock Investment Trust II of our reports dated December 8, 2021, December 14, 2021 and December 17, 2021 relating to the financial statements and financial highlights, of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended October 31, 2021. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Policy Regarding Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2022

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Appendix A

Trust	Fund Name	Report Date
John Hancock Capital Series	John Hancock Classic Value Fund	December 8, 2021
John Hancock Capital Series	John Hancock U.S. Global Leaders Growth Fund	December 8, 2021
John Hancock Investment Trust	John Hancock Balanced Fund	December 8, 2021
John Hancock Investment Trust	John Hancock Disciplined Value International Fund	December 8, 2021
John Hancock Investment Trust	John Hancock Fundamental Large Cap Core Fund	December 8, 2021
John Hancock Investment Trust	John Hancock Infrastructure Fund	December 8, 2021
John Hancock Investment Trust II	John Hancock Financial Industries Fund	December 8, 2021
John Hancock Investment Trust II	John Hancock Regional Bank Fund	December 8, 2021
John Hancock Investment Trust	John Hancock Emerging Markets Equity Fund	December 14, 2021
John Hancock Investment Trust	John Hancock ESG International Equity	December 14, 2021
John Hancock Investment Trust	John Hancock ESG Large Cap Core Fund	December 14, 2021
John Hancock Investment Trust	John Hancock Global Thematic Opportunities Fund	December 14, 2021
John Hancock Investment Trust	John Hancock International Dynamic Growth Fund	December 14, 2021
John Hancock Investment Trust	John Hancock Small Cap Core Fund	December 14, 2021
John Hancock Investment Trust	John Hancock Diversified Macro Fund	December 17, 2021
John Hancock Investment Trust	John Hancock Global Environmental Opportunities Fund	December 17, 2021
John Hancock Investment Trust	John Hancock Seaport Long/Short Fund	December 17, 2021
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